UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 30, 2014
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Harsco Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-03970	23-1483991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Poplar Church Road, Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   717-763-7064

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 30, 2014, the Board of Directors (the “Board”) of Harsco Corporation (the “Company”) elected F. Nicholas Grasberger, age 50, as President and Chief Executive Officer of the Company, effective August 1, 2014. In this new role, Mr. Grasberger will continue his service on the Board. Prior to serving as President and Chief Executive Officer, Mr. Grasberger served as the Company’s President and Chief Operating Officer, starting April 8, 2014, and prior to that served as the Company’s Senior Vice President and Chief Financial Officer, starting April 22, 2013. Before joining the Company, Mr. Grasberger was Managing Director of the Precision Polymer division of Fenner Plc, a reinforced polymer technology company, from March 2011 to April 2013. From April 1, 2009 to November 9, 2009, Mr. Grasberger served as Executive Vice President and Chief Executive Officer of Armstrong Building Products, a division of Armstrong World Industries, Inc. (“Armstrong”), a designer and manufacturer of floors and ceilings. From January 2005 to March 31, 2009, Mr. Grasberger served as Senior Vice President and Chief Financial Officer of Armstrong. Prior to joining Armstrong, Mr. Grasberger served as Vice President and Chief Financial Officer of Kennametal Inc., a provider of innovative wear-resistant solutions, from 2000 to 2004.

The appointment completes the previously announced executive leadership transition of Mr. Grasberger. Mr. Grasberger will continue to perform the duties of the Company’s principal financial officer until the Company concludes its Chief Financial Officer search.

Effective July 31, 2014, David Everitt resigned as Interim Chief Executive Officer, a position in which he served since February 28, 2014, and will continue his service on the Board. The Board has elected Mr. Everitt to serve as Non-Executive Chairman, effective August 1, 2014. Mr. Everitt succeeds Henry W. Knueppel, who will continue as an independent member of the Board.

In connection with his appointment as President and Chief Executive Officer, Mr. Grasberger agreed to an offer letter with the Company, which provides for the following compensation arrangements, among others: (1) annual base salary of $780,000; (2) continued participation in the Company’s performance-based annual incentive compensation program, with a target award opportunity of 100% of his base salary; and (3) continued participation in the Company’s long-term incentive compensation program, with a target award opportunity of 250% of his base salary.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARSCO CORPORATION

Date:	August 1, 2014	By:	/s/ A. Verona Dorch
A. Verona Dorch
Vice President and General Counsel